Exhibit 99.2

FOR IMMEDIATE RELEASE

February 25 2015

Media Contacts:

Shirley Hancock

503.781.4234 or shirley@jennacooperpr.com

Jenna Cooper, APR

503.880.8881 or jenna@jennacooperpr.com

Blue Earth Energy Power Solutions “Bendable”, Lead-Acid Free, Environmentally Safe Battery selected by Oregon Department of Transportation to Improve

Traffic Intersection Safety

The UPStealth® Backup Battery Passes Rigorous Oregon Department of Transportation

Testing Lab; Installation Set for Dangerous Oregon Highway Intersection;

Over 35 Other State and City Agencies Have Adopted UPStealth® Green Technology for Signalized Traffic Intersections

WILSONVILLE, Ore. - Blue Earth Energy Power Solutions’ UPStealth® Battery Backup System, an alternative, uninterruptable power supply that bends like Gumby® and just may be the iPhone® of the battery world will be deployed in Oregon. The lead-acid free UPStealth® can help to prevent catastrophes that can occur when winter storms or power failures strike and traffic intersections go dark, crippling mobility and safety of the public; or when vehicles hit the traffic cabinets, creating a risk of electrical shock and hazardous material spills.

“These scenarios are just a few where the safety and reliability of a battery backup system (BBS) are critical,” says Tim Hysell, Corp Sr. VP technology and program group of Blue Earth, Inc. “The UPStealth®, is the first ever Nickel Zinc backup battery, that improves intersection safety and reduces congestion, pollution, transportation costs and worker compensation claims associated with the most dangerous sections of US roads: Intersections. We’re excited that the UPStealth® will be a game-changer in the field of traffic management and will enhance the steps toward smart cities all over the world.”

Transportation departments adopting UPStealth® include over 35 agencies in  Alabama, California, Colorado, Idaho, Nebraska, Oregon, Tennessee Utah, Virginia and Washington DC.  Additionally the UPStealth® has been accepted at various agencies in Ontario Canada.

UPStealth®  & Oregon’s Dangerous Biggs Junction, I-84 at US 97

One of the nation’s most rigorous labs, at the Oregon Department of Transportation (ODOT), just approved UPStealth® for use at the dangerous Biggs Junction in Sherman County, where several highways merge. According to ODOT, the intersection ramps are narrow, and heavy vehicles turning onto US 97 cannot stay within the correct lanes, creating a safety hazard and the single largest contributor to the existing back-up problems on the I-84 east and westbound off ramp. Installation of three UPStealth® backup batteries is set for March and if all goes well, the UPStealth® may be considered at some of ODOT’s 1,300 other traffic signals.

The UPStealth® Unique Form Factor, Cost Savings and Life of Battery

“Other options we looked at were effectively a car battery that tends not to last, so when you really need them to work, they don’t,” says Scott Cramer, traffic signal engineer for ODOT. “The UPStealth® is super flat and fits within the existing traffic signal controller cabinet. We wouldn’t need to spend money on extra equipment to house the backup battery. With less stuff on the street there is less maintenance and less chance it will get hit. There should be less cost and a longer battery life, and that appeals to our retrofit projects.”

The UPStealth® should also improve safety and congestion. “When traffic signals go dark, especially at complicated intersections, drivers don’t always know what to do,” says Cramer. “Keeping traffic signals running should help prevent a lot of traffic crashes. Also, if a signal goes out, you could have miles of traffic back-ups and on the flip side, at rural area signals, people could potentially miss the intersection altogether.”

“It kind of sounded a bit too good to be true,” says Debi Sader, lead traffic operations engineer in Longmont, Colorado. "But after attending a webinar we realized the UPStealth® is not only the correct choice for us because it eliminated the use of a piggyback cabinet, but also did not use the lead-acid batteries which we don’t prefer for safety reasons."

“We absolutely love it”, says Adam Lough, signal engineer for the Utah Department of Transportation. “It has been rock solid and easy to use. It was so easy to install and fits great without taking up too much room. The UPStealth® is going to be a great solution for us.”

“We recommended UPStealth® to the city of Hillsboro, Oregon based on it’s more environmentally-friendly components in case of a cabinet knock-down and sleek design that fits within an existing 330 series cabinet,” says Shaun Quayle, senior engineer for Kittelson & Associates, a transportation, engineering and planning firm. “The low effort approach to maintenance was also appealing. Their knowledgeable support staff was helpful in both the lab test at ODOT, then upon field deployment.”

Why UPStealth® is Different

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Recyclable, eliminating costly disposal issues and reduces carbon footprint.

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First Nickel-Zinc, lead-acid free UPS/BBS.

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Patent Pending, bendable form fits inside the existing cabinet. No need to build another.

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98 percent energy efficiency.

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Life is typically twice as long as lead-acid UPS/BBS.

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Withstands harsh weather environments and doesn’t require heating/cooling devices.

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Advanced intelligent battery management software allows remote monitoring.

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Easy, safe, and quick installation and operation.

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No manual maintenance needed during        5-year warranty.

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Nickel-Zinc allows for no threat of “outgassing” and hazardous contamination.

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Cost of ownership is less.

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Unique financing for cities.

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Made in the USA

Other UPStealth® Applications

There are more than 300,000 signalized traffic intersections[1] in the US, but there are other vertical market applications for the UPStealth® such as railroad crossings, freeway ramp monitoring, school zone flashers, evacuation routes and vehicle messenger signs. Other industries that may benefit from our proprietary nickel zinc battery backup technology include data centers, telecommunications, oil and natural gas wells, remote cell towers, risk management services, and demand response systems to decrease energy usage during peak load pricing periods charged by utilities.

About Blue Earth Energy Power Solutions

Blue Earth Energy Power Solutions is a division of Blue Earth, Inc. (BBLU) and is the energy power solutions division for battery backup systems. Blue Earth EPS has fulfilled its original mission by developing and manufacturing the next generation in energy power solutions. Our patent pending UPStealth® is the lead-acid free, energy efficient, intelligent digital battery backup management system designed to power signalized intersections during loss of utility power. For more information, please visit blueeartheps.com.

About Blue Earth, Inc.

BBLU is engaged in the clean technology industry with a primary focus in energy efficiency and alternative/renewable energy sectors. The Company strives to participate in the global movement for a sustainable planet by offering products and services that will optimize energy use, reduce harmful environmental emissions and materially reduce energy costs to its customers. For more information about Blue Earth, Inc., please visit blueearthinc.com.

[1] US Dept. of Transportation Federal Highway Administration, Manual on Uniform Traffic Control Devices

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements.  Words such as “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “should,” “intends,” and similar expressions are intended to identify forward-looking statements.  These statements relate to future events or to the Company’s future financial performance, the performance of UPStealth, and the planned adoption and installation of UPStealth.  These forward-looking statements are based on the company’s current believes and expectations, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  Investors should not place any undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission, including the Company’s Form 10-Ks, Form 10-Qs, Form 8-Ks, Proxy Statements and other filings. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.